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                                                                   Exhibit 10.2



                                 PROMISSORY NOTE


$242,000.00                                                 BALTIMORE, MARYLAND
                                                                   JULY 29 1999


ON DEMAND, the undersigned promises to pay to the order of Chapman Capital Management Holdings, Inc. Two hundred and forty-two thousand dollars ($242,000.00) at its offices in Baltimore, Maryland together with interest thereon from the date hereof until paid at the rate of 5.45% per annum.


                                     /s/ NATHAN A. CHAPMAN, JR.
                                     ------------------------------------------
                                     NATHAN A. CHAPMAN, JR.


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